Exhibit 99.3

This exhibit contains “forward-looking statements” relating to expectations or forecasts of future events, including statements relating to prospective products, the status of product approvals, future performance of current and anticipated products, sales efforts, the size of markets for products, expenses and our programs to reduce expenses, the outcome of contingencies such as litigation and investigations, growth strategy and financial results.

Any of our forward-looking statements here or in other publications or our remarks may turn out to be wrong. Our actual results may vary materially, and there are no guarantees about the performance of Schering-Plough stock. Schering-Plough does not assume the obligation to update any forward-looking statement.

For further details and a discussion of factors that may cause actual result to differ from forward looking statements and other risks and uncertainties that may impact our business, see Schering-Plough's Securities and Exchange Commission (SEC) filings, including Schering-Plough's third quarter 2003 10-Q.

FRED HASSAN SPEECH
ANALYSTS AND PORTFOLIO MANAGERS MEETING
NYC – Nov. 18, 2003
FINAL TELEPROMPTER SCRIPT

Good morning everyone!

Thank you for joining us today.

It is good to see so many people we know.

And it is good to see so many new faces.

Today we have a lot to cover.

But first let me make a few personal comments.

Many of you have been asking —

What happened to the old

Fred Hassan,

the guy who was available for your calls —

who had an open door for you in his office?

Has he changed?

Has something happened to him at Schering-Plough, that changed his personality?

I want to assure you that I have not changed.

You are talking to the same Fred Hassan.

But our environment right now is constraining.

We are operating under a lot of restrictions.

Those restrictions are limiting my opportunities to communicate with all of you.

So for now I would ask your UNDERSTANDING of our unusual situation.

Meantime,

when I have the opportunity to speak with you,

I will be as open as I possibly can.

I am still the same Fred Hassan!

Today many members of our management team are present.

Many of them you know from past Schering-Plough meetings.

So, in order to conserve time,

I will only introduce some new faces.

Could you stand when I say your names.

Carrie Cox.

Most of you know Carrie.

Carrie runs our global prescription pharmaceutical business.

I believe she is one of the strongest sales and marketing executives in our industry.

She will be speaking later this morning.

Bob Bertolini.

Bob is our new CFO.

He formally joined us yesterday.

Many of you will know him from Pricewaterhouse- Coopers, where he led their Global Pharmaceutical practice.

He is one of the top financial people connected with our industry.

Ron Cheeley.

Ron is our new head of human resources.

He comes from Pharmacia and previously Coca-Cola.

Ron is really my right hand as we transform

the culture, upgrade our talent

and turbo-charge the people part of the business.

As you can see,

he is already hard at work recruiting some very strong people!

Brent Saunders.

Brent is another recruit from Pricewaterhouse,

as our head of global compliance and business practices.

Brent is one of the key authorities on embedding a business integrity, high compliance culture.

He will be working very closely with

Ron and me.

Tom Koestler.

Tom has joined our R&D leadership team.

Tom has perhaps the best track record in our industry in getting projects completed and approved.

In fact he has 24 New Molecular Entities and

over 60 approvals to his credit.

John Landis.

John now heads up the pharmaceutical science part of R&D.

He is a strong player in an area of R&D that was a weak point of the old Schering-Plough.

John is another one of the

strong talents we could recruit because of the Pfizer acquisition of Pharmacia.

Mike DuBois.

Mike is our new head of

global licensing.

Mike is not with us this morning —

he is out looking for deals!

Mike held this role before, at Novartis and then Pharmacia.

He brought in important new products that are now doing good things for Novartis — and now for Pfizer!

So those are

just some of the new people who are remaking this company.

Many others are also here today, including some

very strong people from the old Schering-Plough.

People who are now spreading their wings.

You will hear from some of the group in our prepared presentation.

Others will be involved during our Q&A.

About the agenda today.

I will begin

with an introduction of the new Schering-Plough — what we are building,

where we are going.

Then Rick Veltri, our science expert on Zetia and the Zetia-Simvastatin combination tablet.

He will talk about this —

our most important franchise.

Carrie Cox will then come up to talk about the work we are doing to fire up our growth engines such as Nasonex and our

Hep C franchise, and also our new growth engines of Zetia and EZ-Simva.

Cecil Pickett,

our head of R&D, will talk about our pipeline and product flow —

the growth engines for our future.

Then Carrie will give a commercial assessment of the pipeline.

And finally

I will make some concluding comments, before we turn to the Q&A.

So let me now turn to my opening remarks:

Introducing the New Schering-Plough.

Yes.

We really do mean/

“NEW.”

We are NOT just adjusting a

few dials.

We are transforming this company

from top to bottom.

As you have heard already,

there are too many moving parts,

in too many areas at this time for us to give you specific numerical guidance.

What really matters is ‘05 and beyond!

And in that connection,

there are seven critical questions.

So this morning,

let me review those questions and then address them.

#1. What did this team inherit?

#2. Despite the wait, is there reason to believe in the turnaround?

#3. Can even this strong team do it?

#4. What will give the new Schering-Plough

a competitive edge?

#5. When will we know that success is beginning?

#6. What will ultimate success look like?

And finally... #7.

What should we expect over the next five years?

So: question number one:

What did this team inherit?

Some of you heard me answer part of this question at our last investor meeting.

The past is done.

It is the future that is important.

But from experience I know that

to succeed in the future,

you need to understand what happened

in the past.

As I told our Board,

I needed to keep peeling the onion in order to execute the right actions.

First, the picture overall.

We inherited a wounded company.

A company suffering a prolonged decline.

A decline that was not fully diagnosed as it was happening — at least not by anybody I know.

And because the sources of

the decline occurred over a period of time,

the momentum of decline continues to affect us.

At the same time, this situation is NOT hopeless.

I have faced big challenges before.

I have unique experience with turnarounds

in this industry.

SIX, in fact.

Based on that experience,

let me say one thing,

VERY clearly:

This is a situation we CAN turn around.

This is a situation we are determined to turn around.

We understand the critical issues.

We now OWN these issues.

Here are the critical issues that we own.

The issues we are now working to fix.

*     The end of

U.S. Claritin Rx.

This blew a huge hole

in our revenues.

It had an even bigger proportional impact on the company’s operating profit stream.

And there was simply nothing in the cupboard

to replace it.

*     We also discovered something else:

that there were also steep downward slopes in the market shares and earnings of all the other key profit drivers.

Peg-Intron.

Rebetol.

Nasonex.

And that added up to another revenue hole of over

$1 billion.

And this sets up difficult comparisons

for the first half of next year.

Disconnects across the company,

in every area.

Under-funding in many key areas.

This included R&D, marketing support, IT, and infrastructure.

*     Poor processes.

The old Schering-Plough was a paradox.

We inherited a situation that over-relied on individuals

and missed a lot of key processes,

in every area.

For example,

there was really

no cross functional product flow process.

Yet at the

same time the organization was clogged with excessive bureaucracy.

*     Talent gaps.

We inherited

a lot of very good people.

But we also

inherited some gaps in the talent lineup.

These are gaps

that we have been working intensively to fill.

For example,

we have replaced virtually the entire

U.S. pharma marketing management team.

*     FDA issues and the consent decree.

This is a huge challenge —

and you have to appreciate its extensiveness.

I’ll say more in a moment.

*     Legal issues and fallout.

Again, a huge challenge that is far from over.

*     Morale among the people was at benchmark lows.

It was the worst

I have ever seen —

and the old Pharmacia & Upjohn situation in 1997 was regarded by many as a record setter

in bad morale.

What was almost unprecedented

was that Schering-Plough senior managers were the MOST demoralized group in the company!

One big problem was what I call the single stepping stone syndrome.

That is the mistaken hope that a company can keep growing just by jumping from one big product, to another.

Products like Garamycin and then Claritin certainly made the company look good when they were there.

They had great gross margins and there was no profit-sharing with anybody.

But, there was a big miss when there was no replacement for Claritin.

The company failed to reinvent itself during the golden years of the Claritin gross profit stream.

The high margins came at the expense of investing for the long term.

Short term the financial ratios looked good.

But we are paying a big price now.

Another fundamental problem was that the old Schering-Plough was run essentially as a holding company — with decentralized units.

This meant that each part of the company ran

as a silo,

with little connection between the parts.

Country operations did not have close connections with the center.

Marketing did

not have an

easy connection with R&D.

The corporate functions were

just that.

Corporate.

They were not global functions.

In our complex, integrated industry,

there are now better models.

And then the volatility in earnings began.

There are two root causes.

First, the high margins were unsustainably high, and when things went wrong they went wrong convergently,

and in a big way.

You see this with Losec, with Hep C, with the gaps

in the late stage pipeline.

And at the same time there is the urgent need to invest in compliance and in Zetia and Zetia-Simva.

These investment imperatives —

as well as the

need to lock-in long-term financing — accentuate the tough near-term comparisons.

The second root cause of the volatility is

the multiple moving parts.

The loss of the base Claritin Rx business in the U.S. means that every variable is amplified.

We described the key moving parts at our last investor meeting, so I won’t talk about all of them in detail.

An example is Rebetol,

where generics

are expected

at any time.

Our compliance and manufacturing issues have

a deep impact operationally and financially....

an impact that goes far beyond the

very big —

and growing — expenditures

that you have

heard about.

Essentially,

these issues are negatively affecting almost every area of our business.

For example,

our R&D sites

in Kenilworth and Union are part of the Consent Decree.

The need to have most steps checked and rechecked internally and externally has meant that steps that normally take weeks,

now take months.

We have big

IT resource diversions —

in order to generate the data needed for our consent decree and compliance programs.

In the Rx business, we have seen out of stock situations of key products.

We have seen product deletions.

We have seen costly product outsourcing.

In our OTC business we continue to face periodic backlogs on various packages of Claritin and Claritin D —

and pressure on other OTC products.

Even in

Animal Health,

we face related issues.

Many of our leading products have been in low stock or out of stock for up to two years.

And then we have other issues.

One important example —

severe scheduling problems due to the consent decree process.

What you see here are only the biggest issues our people are dealing with every day —

while they ALSO do their regular work, producing products for patients!

Here, you can see the latest data on our progress with the Consent Decree.

You can see from the blue parts of the pies that our people are making truly valiant progress in getting this work done.

But you can also see that there is lots more to do —

the remaining steps will take us through ‘05.

All this is NOT cheap!

And besides, we have more complex issues to face in ‘04 and ‘05.

So — the situation

does not allow for a quick fix.

We are in the thick of very complex challenges.

Challenges that are more profound and extensive than

I have ever seen,

in my 30 years in this industry.

Those are the challenges

we now OWN.

At the same time we DO have some

SOLID assets.

Global Reach;

with nearly

12,000 sales reps worldwide.

$1.5 billion

annual investment in R&D —

with an unexpectedly strong early pipeline.

Products and franchises that are leaders in their own tight markets.

This includes

Zetia,

Hep C,

Remicade,

Allergy OTC,

Allergy Rx and important cancer segments.

And by the way,

one thing we have discovered about our products is that we are,

in fact,

one of the top biotech companies in our industry.

As Carrie will show you, we have good exclusivity

in the U.S. with our core products.

In fact, after Rebetol we don’t expect anything until ‘07 when Clarinex becomes exposed...

and then NOTHING after that until the next decade.

We also inherit some unexpected upside potential in our key markets.

For example,

Japan —

the world’s second largest market.

Right now we are not strong in Japan.

But we have

a long list of important product introductions coming.

And we now have action plans in place to strengthen the Japan operation,

to take advantage of these introductions.

And perhaps our biggest asset.

Motivated and resilient

front line people.

I have met now with thousands of our front line people — including our U.S. sales reps.

The morale issues are disappearing.

Our people are engaged.

Our people are excited.

They see what we can do in a new,

dynamic organization.

This is really

a great asset.

The people really DO make the difference.

So that is what we inherited.

The bad,

and ALSO the good.

An obvious question will be on all of your minds.

Is there reason to believe in a turnaround,

and the future health of this company —

despite the wait?

My answer is YES.

Here is why.

First of all,

we have a clear Action Agenda in place.

We are implementing a set of solutions, in the right order, that are designed to be more than a match for the problems we face.

The single most important action has been action on people.

In the past

200 days we have made progress toward our goal of installing the best management team in our industry.

The new team that we are assembling is one with a proven track record of success,

and a proven

track record in transformational change.

Thanks to their experience,

this team is moving with exceptional speed.

In summary, we are powering up the Zetia franchise.

We are now prepared to take advantage of the biggest

new product opportunities,

in one of the biggest markets — cholesterol.

We are restarting the existing

growth engines.

We are fully engaged with the Hep C situation.

We WILL begin to re-take our territory here once our competitor has their day in the sun.

The reality is that we have good, strong products.

Now they are getting the passionate attention they need to be winners.

And we are in

pursuit of

new growth engines.

You all know

how competitive the market is for licensing these days.

While we have some challenges,

we have an edge in two ways.

First, we are tenacious in our pursuit.

We don’t give up easily.

I can point to significant drugs now on the market,

that were brought in at other companies,

during my watch.

Second,

we involve all the key players, including me as CEO.

On my team,

licensing is a job for every one of our top managers, working together.

We keep ego

out of it.

We will call anyone,

go anywhere,

to seal a partnership.

And then we keep the same team working with our partner,

so that the partnership really works.

When it comes to cost cutting,

we are also relentless.

I started my career in Finance

at Sandoz,

so I learned cost control early.

It has my personal attention.

It has the

personal attention of Bob Bertolini, our new CFO.

We are getting the savings we told you about through our Value Enhancement initiative - including the voluntary retirement program.

We will keep getting the savings.

But we will

also be investing prudently.

Investing where we need to repair.

Investing where we need to upgrade.

Investing where we need to comply.

Investing where we need to grow.

This company is a wounded patient.

But we have assembled —

and will continue to assemble —

a superior team to deal with this case.

We have a tested strategy and action plan.

We have some underlying strengths,

and some very big opportunities.

That is why

I believe that

THIS patient

will recover.

That is why

I am confident that this patient will not only recover —

but this patient will thrive!

And we are developing the potential for attractive,

long term growth.

So it is right

to ask —

can even

THIS strong team

do it?

Again, I believe the answer is YES.

The reason is that our team is not only a strong team, by industry standards.

Our team is a strong team —

with proven ability to manage change and deliver turnarounds.

Against the odds.

For this kind of change process,

it is vital that you have a team that is able to shift gears through many very different phases of evolution.

Our team is perhaps unique in the industry

in having this special strength.

Right now we are

in gear one —

we will shift later into gear two.

My own experience is important.

It is worth reminding everyone that when

we took on

the P&U challenge in 1997,

many, many people were skeptics.

In fact, one of your colleagues memorably said,

“It would take a miracle worker

to turn this company around.”

But we did it.

So you have a team in place at Schering-Plough that can

get it done.

The fourth critical question is,

What Will Give

the NEW Schering-Plough

a competitive edge?

First, we are focused on becoming the leaders in innovation, speed, and flexibility.

In this respect, being midsize at this time is actually an advantage.

It makes it easier to transform

the operation,

to achieve those goals.

And we will work

to keep that innovation, speed and flexibility —

even as we grow larger.

Second, we are focused on achieving

benchmark status

in execution.

These are qualities that are hard to assemble.

But they are the qualities that

will be the critical factors

in our industry going forward.

For example,

in responding to the healthcare cost containment issues.

In protecting intellectual property.

In executing life-cycle management.

In finding effective new compounds, and developing them faster.

The great thing about our transformational change actions is that we are not simply getting Schering-Plough to status quo

for the industry.

We are determined to use this opportunity to gain a sustainable competitive edge.

Here is how we are doing it.

First, we are transforming our operations and way of working.

We are remaking Schering-Plough into a truly globalized, integrated pharma company.

Just one example:

we have abolished ‘domestic’ and ‘international’ divisions in our pharma business.

It is one business, with one leadership,

one set of operating principles,

one set of deliverables.

No silos.

No walls.

No hoarding of information.

When we look around the industry today, we do not see many companies that are doing this with the rigor that you now see at Schering-Plough.

In the past

200 days, we have reengineered the key business units — including new leadership

in most of our marketing teams, and a new, strong sales leadership.

We are upgrading talent across

the company —

and attracting

some of the

best people

in the industry

to do that.

We are also intent on cutting out

layers in how things get done.

We are connecting the frontlines closer to the top.

One example is the way we are changing the connection between strategy and execution.

Here you see the conventional approach.

This conventional approach wastes time and value.

It separates

the front lines, from management.

Our approach is this one.

We treat Strategy and Integration

as linked,

as interactive rather than linear.

In fact,

our people

are learning

a better way.

We say that

when the strategy is clear,

execution itself BECOMES the strategy.

Already, this is helping our performance.

We are moving

VERY quickly on strategic decisions.

For example, decisions on resource allocation.

We are translating decisions

MORE quickly into functional,

cross functional, and project excellence.

We are doing similar things

to beef up

product flow.

A lot of the product flow misfires in our industry are

the result of a lack of a clear, rigorous process.

They are also a result of a

lack of R&D and marketing interaction

in the critical development phases.

That is why we are installing a sequence of very tough gating milestones, where R&D AND Marketing make joint

“go - no go” decisions at key decision points.

We are applying the rigor that

I learned from

Phil Needleman,

the famous chairman of R&D at Pharmacia.

We are putting our compounds through what Phil calls:

‘killer experiments.’

We will kill early, and kill before

we waste too much time and money.

And we are also demanding what Phil called:

‘smoking guns’ — so that we have a pressure-tested hypothesis about the mode of action, before we move into the next stage of development.

I am certain that we will see

this new approach giving us

better hit rates, with the

very promising innovation we have in our pipeline today.

To make these and related changes happen, we are rebuilding

the culture in the company.

This new organization is more about collaboration and transparency,

than conventional hierarchies and silos.

It is a focus on behavior.

And we will be rewarding managers on how well they implement these behaviors and get results.

Ron Cheeley

right now is creating a

new incentive plan around this.

Ron is also

deep into preparing new programs to attract new talent,

to retain talent, and to develop

our people.

I talked earlier about how deep

our compliance work penetrates into the entire company.

It does cause pain.

BUT there will be a BIG gain!

Because of this work we will have

a superior global supply chain,

one that many of our competitors will be copying.

We will also have superior quality, compliance, and business integrity.

The bar in these areas,

the scrutiny,

will keep on rising.

We will be ahead of the game!

So those actions are one aspect of what will give this company a genuine edge going forward.

Now let me talk about the product portfolio —

the other edge

for the New Schering-Plough.

During our 200 days on the job we have begun to take actions that will transform the portfolio.

These actions are setting us on the growth track

that we need.

To get there,

we will go through a very difficult year in 2004 —

as we have said many times now.

What is important, however, is that while 2004 will be a difficult year, 2004 will ALSO be a bridge to an exciting product array in 2005 and beyond.

In 2004 we will still face tough comparisons.

Also, we are planning to make very important investments

in restoring

the field force strength

that was cut before I arrived.

This will prepare us so that we can drive a turnaround in 2005.

Zetia and Remicade should bridge us through ‘04.

Then, we expect things to get really EXCITING!

You will hear from Carrie some of the details on how we will be restarting our established growth engines.

The good news about these products,

is that they really ARE strong, important products.

The science is very, very good.

The medical need is very clear.

As I said,

we are determined to regain strength in Hep C.

It will be

one doctor,

one patient

at a time.

But we will get there.

We are confident

we have the

best treatment proposition on the market —

and we are confident that the IDEAL trial will prove it.

As you saw earlier, Peg-Intron is protected through 2019.

We are also determined to regain our strength in respiratory and allergy.

And we are also determined

to build on the good potential we have in oncology.

Again, we KNOW that we have good products.

They will benefit from savvy, passionate management, and from careful investments.

There is a LOT of life left in these products.

You will be pleasantly surprised, at what we can do with them.

And then there is our Zetia Franchise — the Zetia product, and EZ-Simva.

As you know, I have been part of some very large products in my time.

Billion dollar, and multi-billion dollar products.

What is very exciting, is that our Zetia franchise has the potential to be one of the big ones in my career.

I believe this, because I have done the math.

The Cholesterol Market is the Number 1 Market

In The World.

Zocor is Not Just the Number 2 Statin, but the Number 2 best-selling pharmaceutical

In The World.

ZETIA is now the top non-statin treatment.

Added to existing statin treatment, it clearly helps patients get to goal.

This means that EZ-Simva is a product that should compete successfully against ANY statin now on the market.

So when we combine with these numbers the science, the marketing savvy, and the passion we are now bringing to this franchise, I am VERY confident.

And my confidence is reinforced by the confidence of others.

Just the other day, Gina Kolata, who writes on consumer health issues for the New York Times, had this to say in the paper:

And I quote:

“When statins are combined with another type of drug, ezetimibe, or Zetia, the combination lowers L.D.L even more.”

Kolata goes on to write...

“Why not go for the greatest lowering, if a person is at high risk?”

There you have it.

I believe you can understand why I have become very confident that Zetia, and EZ-Simva, add up to a very exciting, multi-billion dollar opportunity — even though we’ll be sharing it with Merck.

And you can do your OWN math!

For a company of our size, the Zetia franchise on its own will be an exceptional set of growth drivers.

On top of that,

we have Remicade

in Europe.

I see Remicade as something of a hidden jewel.

Remicade is another very good product, and now we are unlocking its potential.

We are very pleased that we won approval for the new indication of AS in Europe for Remicade —

ahead of the FDA!

And we now have a very solid life-cycle management plan in place for Remicade.

You will hear more about this today from my colleagues.

We are also seeing some very promising data on NOXAFIL, our innovative treatment for serious fungal infections.

We are especially excited about data that shows that NOXAFIL is even potentially effective against Zygomycosis —

the deadly fungal infection that so many physicians are now concerned about.

And then there is our foothold in cancer care.

Again, we have some good products in Temodor and Caelyx.

Looking a little further ahead, we are focusing on our selective inhibitor of farnesyl transferase, Sarasar.

We are very excited about this novel mechanism of action.

You heard me say earlier that we found surprisingly strong innovation in our earlier pipeline.

In addition to NOXAFIL, we see some important early signs with four other compounds.

Our A2A Receptor Antagonist.

This summer it received an FDA fast track for development

as a novel treatment for Parkinson’s disease.

Our CCR-5 Receptor Antagonist.

This has very important potential in HIV treatment, including response to resistance.

In fact, our

Dr. Baroudy who played a crucial role in CCR-5 just got named to the Scientific American top 50 list, for his work in this area.

Our PDE 5 inhibitor.

This is a new generation treatment for erectile dysfunction.

Our oral HCV Protease inhibitor.

This is a novel mechanism for treating Hep C that is now in Phase 1 studies.

It is part of our long term strategy for regaining our Hep C leadership and keeping it.

It is satisfying to see —

we have more

in our pipeline, from our own labs, than larger companies spending a lot more.

It is amazing what you can do, with the right talent, with leadership — and with a good nose for innovation!

So that is what we are building for 2005 and beyond.

Not just a catch-up game.

Instead, we are building a real competitive edge, in a new organization.

Many of you have asked how we are doing, in reviving morale.

It is very clear that our people

buy into what

we are building.

They have been looking for effective leadership.

I get so much email on this that I had to open up a separate box,

JUST for feedback from our people.

Their feedback is:

Keep it up!

Don’t let up!

We are with you!

And by the way,

I try to respond to all these messages.

It is vital to have that link between the CEO, and

the people who

do the work.

Question number five:

When will we know success is beginning?

We are already seeing early signs.

One of the payoffs of bringing in an experienced, proven team is the speed with which it can move.

In the past 200 days,

we have implemented more positive changes than many companies have achieved in many YEARS.

We have transformed the business model, from a holding company model, to a globalized and integrated operation.

We have transformed our frontline managers.

A few months ago they were dispirited.

Today they are energized and focused.

We have moved quickly on product improvements —

for example the head-to-head trial, and the RediPen approval in Hep C.

We have revitalized the U.S. sales force.

Recently, we had a very good U.S. sales force meeting — which was the first such meeting in many years.

You do not often feel an organization change in front of you.

But I felt it at that meeting.

Our sales people regained conviction,

regained faith,

regained energy.

It was a dramatic demonstration of positive change in this company.

These changes are ALREADY driving improved performance.

Here is the scorecard of Key Performance Indicators for the first 200 days.

Let me highlight just a few.

We just announced the submission of our application for EZ-Simva to the FDA.

This is ahead of our internal goals.

It is a

very important step forward.

It is a strong signal

that our drug development process is on track.

I already mentioned our Remicade AS approval in Europe — AHEAD of our partner here in the U.S.

We also pulled together complex bio- and device- technologies in the Redipen for

Peg-Intron, and got it approved.

These accomplishments are evidence of our new executional excellence.

We are stabilizing Nasonex market share.

We are working hard on getting an upturn.

This is what we mean when we say we can do some great things, with the existing products.

Carrie will tell you more.

We are stabilizing Clarinex.

Again, we are now working hard toward a solid upturn.

Zetia market share is breaking through the 5% threshold.

We are stabilizing Claritin OTC —

in spite of recently arrived very deep discount private label competition.

In this chart,

you will see that with a

new leadership team in place in our Consumer business, and with aggressive new PR and advertising,

the downward trend is being contained.

Customer feedback is definitely better.

Our sales people are reporting improvements

almost daily.

I personally am seeing improvement in my customer contacts.

We are regaining their trust.

As I said before:

internal morale is also turning around.

There is growing faith in the future.

There is growing faith in the new management team.

We are making good progress on the consent decree — although we still have hard work ahead.

I have now had four productive meetings with senior FDA officials on this.

I am personally engaged.

Our Value Enhancement Savings are on track

for ‘03 —

more than

$200 million, including savings from our voluntary early retirement program.

Those are just a few of the

early signs that

we are doing the right things.

The actions are producing results.

As we look ahead,

I would focus you on watching for some other markers of early success.

Evidence that

Zetia franchise begins to fulfill its potential.

Evidence that the existing growth engines are restarted,

the downward slopes are flattening,

and growth is beginning.

Increasing dynamism of product flow, including smooth progress of key products through development and into registrations.

Our pursuit of new products begins to pay off with prudent pipeline acquisitions,

in key areas.

And now...

Question Number 6.

What will ultimate success look like?

Here is what

you should see

longer term.

A new Schering-Plough, delivering attractive,

long term

EPS growth

A new Schering-Plough, delivering attractive

long term shareholder return.

A new Schering-Plough, delivering steady product flow, with a solid array of diverse growth engines.

A new Schering-Plough, that has attained superior status in the Supply Chain, and superior status for Business Integrity, Quality and Compliance.

And here are some specifics to look for:

-     More than 50% of sales coming from an array of 4-6 growth engines.

-     A product portfolio with

long exclusivity.

-     Expanding, diverse R&D

product flow —

with 50% or more coming from outside labs

-     Robust —

and compliant —

processes in every area.

-     A competent, aligned and motivated workforce

and above all: Innovation, speed and flexibility — even as we grow in size.

As I told all of our U.S. sales people at that meeting a few weeks ago, we will no longer

be the hunted.

We will be the hunters!

And finally, question number 7.

What should we expect over the next five years?

First of all,

a long haul.

There is a lot

to stabilize, and

a lot to repair.

Then, I am very confident that

we will deliver a sustainable turnaround.

For all the reasons I gave.

And after the turnaround, a company that generates attractive, long-term growth —

year after year.

Now, let me introduce

Rick Veltri.

Rick is one of our leading scientists on Zetia, and the Zetia-Simva combination.

Rick will update you on the science.

What you hear will explain further why I am so confident about this franchise!

     *****

[CLOSE

This brings us to the end of our meeting.

Thank you for your time and attention.

In summary:

we have a big challenge here.

But we feel

very confident that we can conquer it!

We have the people,

we have the products,

and we have the experience.

It will be a

long haul.

But we feel very confident that

we will deliver a strong turnaround.

And then —

the attractive growth that we are looking for —

year after year.

Thank you!

     ******